Exhibit 10.22
BIOGEN, INC.
1985 NON-QUALIFIED STOCK OPTION PLAN
(As amended and restated through April 11, 2003, effective as of April 11, 2003)
I. PURPOSE OF THE PLAN
     The Plan is intended to encourage ownership of shares of the Common Stock by certain Employees and Directors of the Company and its Affiliates and to provide an additional incentive to those Employees and Directors to promote the success of the Company and its Affiliates.
II. DEFINITIONS
     1. “Affiliate” means (a) a corporation in respect of which the Company owns directly or indirectly fifty percent (50%) or more of the voting securities thereof or which is otherwise controlled by the Company; or (b) to the extent not inconsistent with Section 424 of the Code, an unincorporated trade or business controlled by the Company which has elected, for federal income tax purposes, to be either (i) classified as an association taxable as a corporation or (ii) disregarded as an entity separate from its owner (as provided in Section 301.7701-3 of the federal income tax regulations). For purposes of this definition, the Company shall be deemed to control another entity if the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities, by contract or otherwise.
     2. “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     3. “Committee” means the Stock and Option Plan Administration Committee of the Board of Directors of the Company or, if such committee ceases to exist, the Board of Directors of the Company or a committee thereof to which responsibility for administering the Plan shall have been delegated.
     4. “Common Stock” means the common stock of the Company, par value $0.01 per share.
     5. “Company” means Biogen, Inc., a Massachusetts corporation.
     6. “Corporate Change in Control” shall be deemed to have occurred upon:
     (i) the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or
     (ii) at such time as individuals who as of April 27, 2001 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to April 27, 2001 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or
     (iii) the occurrence of any other event which the Incumbent Board in its sole discretion determines should be considered a Corporate Change of Control.
     7. “Corporate Transaction” shall mean the following unless and until the transaction becomes a Corporate Change in Control:
     (i) a reorganization, recapitalization, merger or consolidation unless more than fifty percent (50%) of the Company’s outstanding voting stock or the voting stock of the corporation resulting from the transaction (or the parent of such corporation) is held subsequent to the transaction by the persons who held the stock of the Company immediately prior to such transaction, or
     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a successor in interest to the business of the Company.
     8. “Designated Employee” means an Employee or Director designated by the Committee, in its sole discretion, as a “Designated Employee” for purposes of the Plan at any time prior to the effective date of a Corporate Transaction.
     9. “Director” means a member of the Board of Directors of the Company or an Affiliate.
     10. “Employee” means an individual employed by the Company or an Affiliate as a common law employee (determined under the regular personnel policies, practices and classifications of the Company or the Affiliate, as applicable). An individual is not considered an Employee for purposes of the Plan if the individual is classified as a consultant or contractor under the Company or an Affiliate’s regular personnel classifications and practices, or if the individual is a party to an agreement to provide services to the Company or an Affiliate without participating in the Plan, notwithstanding that such individual may be treated as a common law employee for payroll tax, coverage requirements under Section 410(b) of the Code, nondiscrimination requirements under Section 401(a)(4) or other legal purposes.

     11. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.
     12. “Fair Market Value” shall have the meaning set forth in Section VI.A.
     13. “For Cause” shall have the meaning set forth in Section VI.G.
     14. “Incumbent Board” shall have the meaning set forth in the definition of “Corporate Change of Control.”
     15. “Involuntary Employment Action” shall have the meaning set forth in Section VI.R.
     16. “ISO Plan” shall have the meaning set forth in Article III.
     17. “Option” means a stock option granted under this Plan.
     18. “Option Certificate” means a certificate delivered to an Option holder by the Company pursuant to the Plan, in such form as the Committee shall approve, which sets forth the terms and conditions of an Option.
     19. “Plan” shall mean this 1985 Non-Qualified Stock Option Plan, as amended and/or restated from time to time.
     20. “Retirement” shall have the meaning set forth in Section VI.J.
     21. “Securities Act” shall mean the United States Securities Act of 1933, as amended from time to time.
III. SHARES SUBJECT TO THE PLAN
     The aggregate number of shares as to which Options may be granted from time to time shall be 54,208,000 shares of the Common Stock; provided, however that such aggregate number shall be reduced by the number of shares which has been sold under, or may be sold pursuant to options granted from time to time under, the Company’s 1982 Incentive Stock Option Plan (the “ISO Plan”), to the same extent as if such sales had been made or options granted pursuant to the Plan.
     Notwithstanding the foregoing, on the first day of each fiscal year of the Company (beginning in 2003) the number of shares as to which Options may be granted from time to time pursuant to the Plan shall be increased by an amount equal to the lesser of (i) 3,695,000 shares or the equivalent of such number of shares of the Common Stock after the Committee, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Article VIII of this Plan; or (ii) 2.5% of the number of outstanding shares of the Common Stock on the last trading day of the immediately preceding fiscal year. Notwithstanding the immediately preceding sentence, in the event that the stockholders of the Company approve the adoption of the Company’s 2003

Omnibus Equity Plan at the 2003 annual meeting of the Company’s shareholders, the aggregate number of shares of Common Stock that may be issued under this Plan shall be the number determined in accordance with the first paragraph of this Article III.
     If any Option granted under the Plan or the ISO Plan ceases to be “outstanding”, in whole or in part, other than by reason of the exercise of such Option, the shares which were subject to such Option shall be available for the granting of other Options. Any Option shall be treated as “outstanding” until such Option is exercised in full, terminates under the provisions of the Plan or the ISO Plan, as the case may be, or expires by reason of lapse of time.
     Except as expressly provided above, the aggregate number of shares as to which Options may be granted shall be subject to change only by means of an amendment adopted in accordance with Article XI below, subject to the provisions of Article VIII.
IV. ADMINISTRATION OF THE PLAN
     The Plan shall be administered by the Committee. The membership of the Committee shall be determined, and shall be subject to change without cause and without notice from time to time, by the Board of Directors of the Company.
     The Committee is authorized to interpret the provisions of the Plan or of any Option and to make all rules and determinations necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Incumbent Board. The Committee’s determinations under the Plan do not need to be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). Subject to the provisions of the Plan, Options may be granted upon such terms and conditions as the Committee may prescribe.
V. ELIGIBILITY FOR PARTICIPATION
     The Committee shall determine which Employees and Directors shall be eligible to participate in the Plan. Without limiting the generality of the foregoing, Options may be awarded for reasons of performance, merit, promotion, bonus or upon new Employees joining the Company or any Affiliate.
     The Committee may grant to one or more such Employees or Directors one or more Options, and shall designate the number of shares to be optioned under each Option so granted; provided, however, that no Options shall be granted after December 31, 2011. In no event shall any Employee be granted in any calendar year Options to purchase or receive more than 2,400,000 shares, as adjusted pursuant to Article VIII, of the Common Stock pursuant to the Plan.

VI. TERMS AND CONDITIONS OF OPTIONS
     No Option issued pursuant to the Plan shall be an incentive stock option under Section 422 of the Code. No purported grant of any Option shall be effective until such Option shall have been approved by the Committee, except as otherwise provided in Section VI.N below. The Committee may provide that Options be granted subject to such conditions as the Committee may deem appropriate, including without limitation, subsequent approval by the shareholders of the Company of the Plan or any amendments thereto. Each Option shall be subject to at least the following terms and conditions:
     A. Option Price: Each Option Certificate shall state the Option price per share of the Common Stock covered by such Option grant. Except as otherwise determined by the Committee, the Option price per share for Options granted under the Plan shall be equal to the fair market value per share of Common Stock (the “Fair Market Value”) on the date of grant of the Option; provided, however, that in no event shall the Option price be less than the par value per share of Common Stock. Fair Market Value shall be calculated as follows: (i) if the Common Stock is listed on a national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market and sale prices are regularly reported for the Common Stock, then the Fair Market Value shall be the arithmetic mean between the “high” and “low” sale prices for the Common Stock reported on the applicable composite tape or other comparable reporting system on the date of grant, or if the date of grant is not a trading day, on the most recent trading day immediately prior to the date of grant; or (ii) if sale prices are not regularly reported for the Common Stock as described in clause (i) above but bid and asked prices for the Common Stock are regularly reported, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Common Stock on the date of grant or, if the date of grant is not a trading day, on the most recent trading day immediately prior to the date of grant; or (iii) if sale prices are not regularly reported for the Common Stock as described in clause (i) or (ii) above, then the Fair Market Value shall be such value as the Committee in good faith determines.
     B. Number of Shares: Each Option Certificate shall state the number of shares of the Common Stock to which it pertains.
     C. Term of Option: Each Option Certificate shall state the term of the Option which shall be ten (10) years from the date of the grant thereof, or at such earlier or later time as the Committee shall expressly state in the Option Certificate.
     D. Date of Exercise: Each Option Certificate shall state the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events or through other circumstances or programs approved by the Committee. The Committee shall have the right to accelerate the date of exercise of any installment of any Option.
     E. Cancellation and Repurchase Rights: An Option Certificate may stipulate that an Option which becomes exercisable shall be subject to cancellation or that shares purchased upon the exercise of such Option shall be subject to repurchase rights in favor of the Company. In such event the Committee shall determine the date or dates, or event or events, upon which such cancellation or repurchase rights shall become effective or shall lapse, as the case may be and those provisions shall be set forth in the Option Certificate.
     F. Medium of Payment: The Option price shall be payable upon the exercise of the Option. It shall be payable (a) in United States dollars in cash or by check, (b) if permitted by the Committee, in shares of the Common Stock held by the Option holder for at least six months having a fair market value (determined in the manner provided in Section VI.A above as of the date of exercise) equal to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the Option holder’s personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of shares of the Common Stock as collateral, (d) at the discretion of the Committee, in accordance with a cashless exercise program established with a securities brokerage firm, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above.
     G. Termination of Employment: An Option holder who ceases (for any reason other than death, total and permanent disability, Retirement or termination of employment For Cause) to be an Employee or Director of the Company or of an Affiliate may exercise any Option granted to the extent that the right to purchase shares thereunder has accrued on the date of such termination. Except as set forth in the next sentence or as otherwise set forth in the Plan, such Option shall be exercisable only within three (3) months after such date of termination, or, if earlier, within the originally prescribed term of the Option, unless the Committee shall set forth a different period in the Option Certificate. Notwithstanding anything in this Plan to the contrary, unless a different time period is specified in the Option Certificate, an Option holder (or permitted transferee of such individual) who ceases (for any reason other than For Cause) to be a member of the Board of Directors of the Company after the completion of at least six (6) full years of services on the Board may exercise any Option granted within the originally prescribed term of the Option but solely to the extent the right to purchase shares thereunder has accrued on the date of such termination. For purposes of the Plan, employment shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate. If any Option is not exercised following the Option holder’s termination within the time specified, the Option shall terminate and the shares covered by such Option shall revert to the Plan.
     An Option holder whose employment with the Company or an Affiliate is terminated For Cause or a Director who is removed from the Board of Directors For Cause shall forthwith immediately upon notice of such termination cease to have any right to exercise any Option, and the Option shall terminate and the shares covered by such Option shall revert to the Plan. For purposes of the Plan, termination “For Cause” shall be deemed to include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by an Option holder of any provision of any employment, nondisclosure, non-competition or similar agreement between the Option holder and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or an Affiliate. The determination of the Committee as to the existence of cause shall be conclusive. Any definition in an agreement between an Option holder and the Company or an Affiliate, which contains a conflicting definition of For Cause and which is in effect at the time of such termination, shall supersede the definition in the Plan with respect to the Option holder.
     An Option holder to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on a permitted leave of absence for any purpose, shall not, during the period of any such absence, be deemed by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate except as the Committee may otherwise expressly provide in the Option Certificate.
     H. Total and Permanent Disability: If an Option holder ceases to be an Employee or Director of the Company or of an Affiliate by reason of total and permanent disability, as determined by the Committee, any Option held by him or her on the date of disability shall be exercisable as to all or any part of the shares subject to the Option, all of which shares shall be fully vested as of the date of such disability. A disabled Option holder may exercise such Option only within a period of one (1) year after the date as of which the Committee determines that he or she became disabled or within such different period as may be determined by the Committee and set forth in the Option Certificate, or, if earlier, within the originally prescribed term of the Option. If any Option is not exercised following the Option holder’s total and permanent disability within the time specified, the Option shall terminate and the shares covered by such Option shall revert to the Plan.
     I. Death: If an Option holder dies while the he is an Employee or Director of the Company or of an Affiliate, any Option held by him at the date of death shall be exercisable as to all or any part of the shares subject to the Option, all of which shares shall be fully vested as of the date of the Option holder’s death. A deceased Option holder’s legal representatives or one who acquires the Option by will or by the laws of descent and distribution may exercise such Option only within a period of one (1) year after the date of death or within such different period as may be determined by the Committee and set forth in the Option Certificate, or, if earlier, within the originally prescribed term of the Option. If any Option is not exercised following the Option holder’s death within the time specified, the Option shall terminate and the shares covered by such Option shall revert to the Plan.
     J. Retirement: Unless otherwise set forth in an Option Certificate, immediately upon an Option holder’s Retirement, such individual’s then unvested Options, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Options and for an additional ten percent (10%) of the number of shares covered by such unvested Options for every year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining number of unvested Options. Upon Retirement, a retired Option holder (or permitted transferee of such individual) may exercise any then outstanding Options solely to the extent the right to purchase shares has accrued or has been accelerated only within a period of three (3) years after the date of Retirement or within such different period as may be determined by the Committee and set forth in the Option Certificate, or, if earlier, within the originally prescribed term of the Option. If any Option is not exercised following the Option holder’s Retirement within the time specified, the Option shall terminate and the shares covered by such Option shall revert to the Plan. For purposes of the Plan, the term “Retirement” as to any Employee or Director of the Company or any of its Affiliates shall mean such person’s leaving the employment of the Company and its Affiliates after reaching age 55 with ten (10) years of service with the Company or its Affiliates, but not including pursuant to any termination For Cause or pursuant to any termination for insufficient performance, as determined by the Company.
     The provisions of this Section VI.J shall be retroactive and shall apply to all outstanding Options granted under the Plan, regardless of the date of grant.
     K. Exercise of Option and Issue of Shares: Options shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the Option price in accordance with Section VI.F. Such written notice shall be signed by the person exercising the Option, shall state the number of shares of the Common Stock with respect to which the Option is being exercised, and shall contain any warranty required by Article VII of the Plan. The issuance of the shares of the Common Stock upon exercise of the Option may be delayed by the Company if any law or regulation requires the Company to take any action with respect to the shares prior to the issuance thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed to require the Company to issue any shares of the Common Stock if prohibited by law or applicable regulation.
     The shares of the Common Stock shall, upon issuance, be paid-up, non-assessable shares.
     L. Assignability and Transferability of Option: By its terms, an Option granted to an Option holder shall not be transferable by such Option holder other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Option by an Option holder shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence, an Option shall be exercisable, during an Option holder’s lifetime, only by the Option holder (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Section, or the levy of any attachment or similar process upon an Option or other such rights, shall be null and void.
     M. Other Provisions: The Option Certificates shall be subject to such other terms and conditions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.
     N. Non-Employee Director Options: Each Director of the Company who is not an Employee of the Company or any of its Affiliates and who is appointed or elected to the Board of Directors of the Company on or after February 7, 2003, upon first being appointed or elected to the Board shall be automatically granted an Option to purchase 20,000 shares of Common Stock (each, an “Initial Grant”)

     Each Director of the Company who is not an Employee of the Company or any of its Affiliates shall be automatically granted an Option to purchase an additional 10,000 shares of Common Stock (each a “Subsequent Grant”); provided that on the date of grant such person is still a member of the Board of Directors of the Company. The date of grant of each Subsequent Grant to any Director appointed or elected to the Board of Directors of the Company on or after February 7, 2003 shall be the anniversary date of such Director’s initial appointment or election to the Board. The date of grant of each Subsequent Grant to any Director appointed or elected to the Board of Directors of the Company prior to February 7, 2003 shall be the anniversary date of such Director’s most recent prior Option grant under the Plan.
     The Initial Grant shall be exercisable as to 8,000 of the shares subject thereto upon completion of one full year of service on the Board of Directors of the Company after the date of grant, and as to an additional 6,000 shares upon completion of the second full year of such service, and as to the remaining 6,000 shares upon completion of the third full year of such service. Each Subsequent Grant shall be exercisable as to 4,000 of the shares subject thereto upon completion of one full year of service on the Board of Directors of the Company after the date of grant, and as to an additional 3,000 shares upon completion of the second full year of such service, and as to the remaining 3,000 shares upon completion of the third full year of such service.
     Each Option granted under this Section VI.N shall have an exercise price equal to the fair market value per share of Common Stock on the date of grant, as determined under Section VI.A. above, and a term of ten (10) years, unless earlier terminated pursuant to the other provisions of the Plan or the terms of the grant. Section VI.G, which cancels the Options of any Option holder determined by the Committee to have been terminated For Cause, shall not apply to the awards under this Section VI.N.
     O. Tax Withholding: In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder’s salary in connection with the exercise of an Option, the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Common Stock, is authorized by the Committee (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the Exchange Act, any such withholding arrangement involving use of shares shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the Exchange Act. If the Committee allows withholding through use of shares of the Common Stock, it shall be only to the statutory minimum amount. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section VI.A. as of the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer.

     P. Reload Options: The Committee may authorize reload Options (“Reload Options”) to purchase for cash or shares a number of shares of the Common Stock. The number of Reload Options shall equal (i) the number of shares of the Common Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of the Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Options through the use of shares of the Common Stock held by the option holder for at least 6 months. Reload Options must be evidenced in Option Certificates or agreements. The Option price per share of the Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value on the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining option term of the underlying Option. No additional Reload Options shall be granted to Option holders when Options and/or Reload Options are exercised pursuant to the terms of the Plan following termination of the Option holder’s employment or on account of death or total and permanent disability. All other provisions of the Plan with respect to Options shall apply equally to Reload Options.
     Q. Rights as a Shareholder: No Option holder shall have rights as a shareholder with respect to any shares of the Common Stock covered by such Option except as to such shares as have been registered in the Company’s share register in the name of such person upon the due exercise of the Option.
     R. Effect of Corporate Transaction: In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option under the Plan either (i) make appropriate provisions for the Options to be assumed by the successor corporation or its parent or be replaced with a comparable options to purchase shares of the capital stock of the successor corporation or its parent; or (ii) upon written notice to the Option holders provide that all Options must be exercised and the Plan will terminate (all Options having been made fully exercisable as set forth below in this Section VI.R); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options (all Options having been made fully exercisable as set forth below in this Section VI.R) over the aggregate Option price thereof. The determination of comparability under this Section shall be made by the Committee and its determination shall be final, binding and conclusive.
     Each outstanding Option under the Plan which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided the aggregate Option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

     If at any time within two (2) years of the effective date of a Corporate Transaction there is an Involuntary Employment Action with respect to any Designated Employee, each then outstanding Option assumed or replaced under this Section and held by such Designated Employee (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Employment Action, automatically accelerate so that each such Option shall immediately become exercisable for the total number of shares of Common Stock at the time subject to such Option, as assumed or replaced, and may be exercised for all or any portion of those shares to the extent not previously exercised. Upon the occurrence of an Involuntary Employment Action with respect to a Designated Employee, any outstanding Options held by such Designated Employee (and his or her permitted transferees) shall be exercisable within one (1) year of the Involuntary Employment Action or, if earlier, within the originally prescribed term of the Option. An “Involuntary Employment Action” as to an Designated Employee shall mean the involuntary termination of the Designated Employee’s employment with the Company or an Affiliate other than For Cause, or the termination by the Designated Employee of his employment with the Company and its Affiliates upon the occurrence, without the Option holder’s express written consent, of any of the following circumstances unless such circumstances are corrected (provided such circumstances are capable of correction): (i) any adverse and material alteration and diminution in the Option holder’s position, title or responsibilities (other than a mere change in title or reporting relationship) as they existed immediately prior to the Corporate Transaction or as the same may be increased from time to time thereafter, (ii) a reduction of the Option holder’s annual base salary or targeted bonus opportunity, in each case as in effect on the date prior to the Corporate Transaction or as the same may be increased from time to time thereafter, or (iii) relocation of the offices at which the Option holder is employed which increases the Option holder’s daily commute by more than 100 miles on a round trip basis.
     In the event the Company terminates the Plan or elects to cash out the Options in accordance with clauses (ii) and (iii) of the first paragraph of this Section VI.R, then the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall immediately prior to such Corporate Transaction, become exercisable for the full number of shares of the Common Stock purchasable under such Option to the extent not previously exercised and may be exercised prior to such Corporate Transaction for all or any portion of such shares. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence.
     S. Acceleration Upon Corporate Change in Control: In the event of a Corporate Change in Control then the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall immediately prior to such Corporate Change in Control, become exercisable for the full number of shares of the Common Stock purchasable under such Option to the extent not previously exercised and may be exercised for all or any portion of such shares consistent with Article VIII within the originally prescribed term of the Option. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing sentence. However, an outstanding Option under the Plan shall not be accelerated under this Section if and to the extent one or more limitations imposed by the Committee at the time of grant preclude such acceleration upon a Corporate Change in Control.

     T. The provisions of Sections VI.R and VI.S shall be retroactive and shall apply to all Options granted under the Plan, regardless of the date of grant.
     U. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
VII. PURCHASE FOR INVESTMENT
     If and to the extent that the issuance of shares pursuant to the exercise of Options is deemed by the Company to be subject to the Securities Act, or to the securities law of any other jurisdiction, the Company shall be under no obligation to issue shares covered by such exercise unless the person or persons who exercises or who exercise such Option shall make such warranty or take such action as may be required by any applicable securities law of any applicable jurisdiction and shall, in the case of the applicability of the Securities Act, in the absence of an effective registration under the Securities Act with respect to such shares, warrant to the Company, at the time of such exercise, that such person is or that they are acquiring the shares to be issued to such person or to them, pursuant to such exercise of the Option, for investment and not with a view to, or for sale in connection with, the distribution of any such shares; and in such events the person or persons acquiring such shares shall be bound by the provisions of a legend endorsed upon any share certificates expressing the requirements of any applicable non-United States securities law, or, in cases deemed governed by the Securities Act, substantially the following legend, which shall be endorsed upon the certificate or certificates evidencing the shares issued by the Company pursuant to such exercise:
“The shares have not been registered under the securities laws of any country, including the United States Securities Act of 1933, as amended, and the Company may refuse to permit the sale or transfer of all or any of the shares until (1) the Company has received an opinion of counsel satisfactory to the Company that any such transfer is exempt from registration under all applicable securities laws or (2) in the case of sales or transfers to which the United States Securities Act of 1933, as amended, is applicable, unless a registration statement with respect to such shares shall be effective under such Act, as amended.”
Without limiting the generality of the foregoing, the Company may delay issuance of the shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).
VIII. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     In the event that outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like except in a Corporate Transaction for which such adjustments are set forth in Section VI.R above, appropriate adjustment shall be made in the number and kind of shares for the purchase of which Options may be granted under the Plan, including Options to be granted pursuant to Section VI.N above, and, in addition, appropriate adjustment shall be made in the number and kind of shares and in the Option price per share subject to outstanding Options so that each Option holder shall be in a position equivalent to the position the Option holder would have been in had the Option holder exercised the Options immediately prior to the applicable event.
IX. DISSOLUTION OR LIQUIDATION OF THE COMPANY
     Upon the dissolution or liquidation of the Company other than in connection with transactions to which the preceding Article VIII is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of an Option holder or one who acquired an Option by will or by the laws of descent and distribution have not otherwise terminated and expired, the Option holder or such person shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has accrued as of the date of exercise immediately prior to such dissolution or liquidation.
X. TERMINATION OF THE PLAN
     Unless the Committee shall decide to reduce or, subject to shareholder approval, if required under Article XI, to extend the duration of the Plan, the Plan shall terminate on December 31, 2011. Termination of the Plan shall not affect any Options granted or any Option Certificates or agreements executed prior to the effective date of termination.
XI. AMENDMENT OF THE PLAN
     The Plan may be amended by the Committee or the Board of Directors of the Company; provided, however, that if the scope of any amendment is such as to require shareholder approval then such amendment shall require approval by the shareholders. Any amendment shall not affect any Options theretofore granted and any Option Certificates or agreements theretofore executed by the Company and any Option holder unless such amendment shall expressly so provide. No amendment shall adversely affect any Option holder with respect to an outstanding Option without the written consent of such Option holder. With the consent of the Option holder affected, the Committee may amend any outstanding Option Certificate or agreement in a manner not inconsistent with the Plan, including, without limitation, to accelerate the date of exercise of any installment of any Option.
XII. EMPLOYMENT RELATIONSHIP
     Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of any Employee, nor to prevent any Employee from terminating his employment with the Company or an Affiliate.

XIII. EFFECTIVE DATE
          The Plan first became effective on January 2, 1985.
XIV GOVERNING LAW
          The Plan shall be construed and enforced in accordance with the law of The Commonwealth of Massachusetts.